EXHIBIT  32.2

   CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   I, Timothy Hart, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Taylor Madison Corp. on Form 10-QSB for the fiscal quarter ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Taylor Madison Corp.

                   By:/s/  Timothy  Hart
                   --------------------------
                   Name:  Timothy  Hart
                   Title:  Chief  Financial  Officer

February  22,  2005


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